                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT

         This SECOND AMENDMENT dated as of May 4, 2001 (this "Amendment), is made by and among (a) AVIALL, INC, a Delaware corporation (the "Borrower"), (b) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as administrative agent (in such capacity the "Agent") for the Banks referred to below and as Issuing Bank, (c) BANK OF AMERICA, N.A., as documentation agent, and (d) FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and the other lending institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms not otherwise defined herein that are defined in the Credit Agreement referred to below shall have the respective meanings herein assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit and Term Loan Agreement, dated as of December 23, 1999, as amended by the First Amendment, dated as of October 2, 2000 (as further amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Banks amend certain terms of the Credit Agreement in order, among other things, to increase the amount of Revolving Credit Loans available to the Borrower by the aggregate amount of $30,000,000 in connection with the Borrower's assumption of certain parts distribution and servicing agreements; and

         WHEREAS, the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  SECTION 1.1.  AMENDMENTS TO DEFINITIONS.

                  (a) The definition of "Agent" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the words "BankBoston, N.A." and replacing them with the words "Fleet National Bank". All references in the Credit Agreement and the other Loan Documents to the "Agent" shall hereafter be deemed references to Fleet National Bank in its capacity as administrative agent for the Banks.

                  (b) The definition of "Applicable Margin" set forth in Section
         1.1 of the Credit Agreement is hereby amended by deleting the table set forth in such definition in its entirety and by replacing it with the following new table:

                                                                            Eurodollar
                        Total Funded Debt to             Base Rate            Rate             Commitment
            Level         Pro-Forma EBITDA                 Loans              Loans               Fees
            -----       --------------------             ---------          ----------         ----------
               I      Greater than or equal to
                      3.00:1.00                             1.50%              2.50%               0.50%

              II      Less than 3.00:1.00 but
                      greater than or equal to              1.25%              2.25%               0.45%
                      2.50:1.00

             III      Less than 2.50:1.00 but
                      greater than or equal to              1.00%              2.00%               0.35%
                      2.00:1.00

              IV      Less than 2.00:1.00 but               0.75%              1.75%               0.30%
                      greater than or equal to
                      1.50:1.00

               V      Less than 1.50:1.00                   0.50%              1.50%               0.250%

                  The definition of "Applicable Margin" is hereby further amended by deleting the existing clause (a) in the paragraph immediately following the table in such definition in its entirety and replacing it with the following new clause (a):

                  "(a) from the Second Amendment Effective Date until delivery by the Borrower to the Agent of a Compliance Certificate pursuant to Section 9.4(c) for the Reference Period ending December 31, 2001, the Applicable Margin shall be the Applicable Margin set forth above in Level I, and"

                  (c) The definition of "BKB" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety. All references in the Credit Agreement and the other Loan Documents to "BKB" shall hereafter be deemed references to Fleet National Bank in its capacity as a Bank.

                  (d) The definition of "Borrowing Base" set forth in Section
         1.1 of the Credit Agreement is hereby amended by replacing the comma at the end of clause (c) thereof with a semicolon and by inserting, immediately after such clause (c), the word "minus", and the following additional clause:

                  "(d) from and after June 30, 2002, the then outstanding principal amount of the Term Loan,"

                  (e) The definition of "Fee Letter" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the words "November 23, 1999 among the Borrower, FBRS and the Agent" and replacing them with the words "April 4, 2001 among the Borrower, Fleet Securities, Inc. and the Agent".

                  (f) The definition of "Leverage Ratio" set forth in Section
         1.1 of the Credit Agreement is hereby amended by deleting the existing definition in its entirety and replacing it with the following new definition:

                           "Leverage Ratio. As at any date of determination, the
                  ratio of (a) Total Funded Indebtedness outstanding on such date to (b) EBITDA for the Reference Period ended on such date; provided that, for purposes of calculating the Leverage Ratio only, EBITDA shall be increased by (a) the amount of the applicable Honeywell Fuel Systems Credit for each of the Reference Periods ending on March 31, 2001, June 30, 2001, September 30, 2001 and December 31, 2001, and (b) the amount of the applicable Honeywell Airline Systems Credit for each of the Reference Periods ending on June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002.

                  (g) The definition of "Total Commitment" set forth in Section
         1.1 of the Credit Agreement is hereby amended by deleting the final sentence thereof in its entirety and by replacing it with the following new sentence definition:

                  "On the Second Amendment Effective Date, the Total Commitment is $120,000,000."

                  (h) Section 1.1 of the Credit Agreement is hereby further amended by inserting, in the appropriate place in the alphabetical order, the following new definitions:

                           "Airline Systems Amount. The expected annual
                  incremental EBITDA of the Borrower and its Subsidiaries arising from the distribution services arrangements under the Honeywell Airline Systems Contract, as previously described to the Agent and as such amount is set forth in the Compliance Certificate delivered to the Agent pursuant to Section 9.4(c) for the Reference Period ended June 30, 2001; provided that in no event shall the Airline Systems Amount exceed $ 6,000,000."

                           "Airline Systems Start Date. The date on which the
                  Borrower commenced material sales of products and services related to the Honeywell Airline Systems Contract, as set forth in the Compliance Certificate delivered to the Agent pursuant to Section 9.4(c) for the Reference Period ended June 30, 2001; provided that in no event shall the Airline Systems Start Date be later than June 30, 2001."

                           "Fleet. Fleet National Bank, a national banking
                  association, in its capacity as a Bank."

                           "Fuel Systems Amount. The expected annual incremental
                  EBITDA of the Borrower and its Subsidiaries arising from the distribution services arrangements under the Honeywell 250 Fuel Systems Contract, as previously described to the Agent and as such amount is set forth in the Compliance Certificate delivered to the Agent pursuant to Section 9.4(c) for the Reference Period ended March 31, 2001; provided that in no event shall the Fuel Systems Amount exceed $4,000,000."

                           "Fuel Systems Start Date. The date on which the
                  Borrower commenced material sales of products and services related to the Honeywell 250 Fuel Systems Contract, as set forth in the Compliance Certificate delivered to the Agent pursuant to Section 9.4(c) for the Reference Period ended March 31, 2001; provided that in no event shall the Airline Systems Start Date be later than March 31, 2001."

                           "Honeywell 250 Fuel Systems Contract. Means that
                  certain Agreement, dated December 28, 2000, by and between Honeywell International Inc. ("Honeywell") and Services, in the form delivered to the Agent on or before the Second Amendment Effective Date, whereby, among other things, Services agrees to distribute certain hydrochemical controls products manufactured by Honeywell for use on the Allison Rolls Royce 250 Series Engine and the Honeywell LT101 Series engines."

                           "Honeywell Airline Systems Contract. Means that
                  certain Distributor Agreement, dated as of March 23, 2001, by and between Honeywell and Services in the form delivered to the Agent on or before the Second Amendment Effective Date, whereby, among other things, Services agrees to distribute certain products manufactured by Honeywell for use on various commercial air transport and regional engine and aircraft applications."

                           "Honeywell Airline Systems Credit. For each of the
                  Reference Periods ended June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002, the amount equal to the Airline Systems Amount multiplied by a fraction the numerator of which is equal to (a) twelve (12) minus (b) the number of months elapsed from the Airline Systems Start Date to the end of the applicable Reference Period, and the denominator of which is equal to twelve (12).

                           "Honeywell Fuel Systems Credit. For each of the
                  Reference Periods ended March 31, 2001, June 30, 2001, September 30, 2001 and December 31, 2001, the amount equal to the Fuel Systems Amount multiplied by a fraction the numerator of which is equal to (a) twelve (12) minus (b) the number of months elapsed from the Fuel Systems Start Date to the end of the applicable Reference Period, and the denominator of which is equal to twelve (12).

                           "Second Amendment Effective Date.  May 4, 2001."

                  SECTION 1.2 AMENDMENT TO SECTION 2.4 OF THE CREDIT AGREEMENT.
         Section 2.4 of the Credit Agreement is hereby amended by deleting the phrase "dated as of the Closing Date and" from the first sentence of such Section.

                  SECTION 1.3 AMENDMENT TO SECTION 8.17 OF THE CREDIT AGREEMENT.
         Section 8.17 of the Credit Agreement is hereby amended by inserting the following new sentence immediately after the end of the first sentence of such Section:

                           "The proceeds of Revolving Credit Loans made on or
                  after the Second Amendment Effective Date shall be used to support increased working capital requirements of the Borrower in connection with the assumption of distribution services under the Honeywell 250 Fuel Systems Contract and the Honeywell Airline Systems Contract and for other working capital and general corporate purposes."

                  SECTION 1.4 AMENDMENT TO SECTION 9.12 OF THE CREDIT AGREEMENT.
         Section 9.12 of the Credit Agreement is hereby amended by inserting the following new sentence immediately after the end of the first sentence of such Section:

                           "The Borrower will use the proceeds of Revolving
                  Credit Loans made on or after the Second Amendment Effective Date to support increased working capital requirements of the Borrower in connection with the assumption of distribution services under the Honeywell 250 Fuel Systems Contract and the Honeywell Airline Systems Contract, for payment of transaction fees and expenses, for Capital Expenditures and for working capital and general corporate purposes."

                  SECTION 1.5 AMENDMENTS TO SCHEDULE 1 AND EXHIBITS TO THE CREDIT AGREEMENT.

                  (a) Schedule 1 to the Credit Agreement is hereby amended by replacing it with the new Schedule 1 attached hereto. All references in the Credit Agreement and the other Loan Documents to "Schedule 1" shall hereafter be deemed references to the new Schedule 1 attached hereto.

                  (b) Exhibit A to the Credit Agreement is hereby amended by replacing it with the new Exhibit A attached hereto. All references herein and in the Credit Agreement and the other Loan Documents to "Exhibit A" or to the "Borrowing Base Report" shall hereafter be deemed references to the new Exhibit A attached hereto.

                  (c) Exhibit F to the Credit Agreement is hereby amended by replacing it with the new Exhibit F attached hereto. All references herein and in the Credit Agreement and the other Loan Documents to "Exhibit F" or to a "Revolving Credit Note" shall hereafter be deemed references to the Amended and Restated Revolving Credit Notes executed in substantially the form of the new Exhibit F attached hereto.

                  (d) Exhibit I to the Credit Agreement is hereby amended by replacing it with the new Exhibit I attached hereto. All references herein and in the Credit Agreement and the other Loan Documents to "Exhibit I" or to the "Compliance Certificate" shall hereafter be deemed references to the new Exhibit I attached hereto.

         SECTION 2. INCREASE OF TOTAL COMMITMENT. The Banks hereby consent to the increase in the Total Commitment from $90,000,000 to $120,000,000, such increase allocated to each Bank such that, after giving effect to such increase, each Bank's Commitment shall be that set forth opposite its name on the attached
Schedule 1 and evidenced by an amended and restated Revolving Credit Note dated as of the Second Amendment Effective Date.

         SECTION 3. GUARANTORS' CONSENT. Each of the Guarantors hereby consents to the amendments to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations under the Credit Agreement shall extend to and include the Credit Agreement as amended by this Amendment.

         SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent and the Banks as follows:

                  (a) each of the representations and warranties of the Borrower contained in the Credit Agreement was true in all material respects as of the date as of which it was made, and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse or to the extent that such representations and warranties relate expressly to an earlier date, such representations and warranties also are true in all material respects as of the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment after giving effect to this Amendment;

                  (b) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

                  (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

                  (a) This Amendment shall have been duly executed and delivered by the Borrower, each Guarantor and each of the Banks.

                  (b) The Agent shall have received amended and restated Revolving Credit Notes in the amounts and in favor of the Banks set forth on the attached Schedule 1, duly executed and delivered by the Borrower and in full force and effect.

                  (c) The Agent shall have received copies, certified as being true, correct and complete by an officer of the Borrower, of the duly executed Honeywell 250 Fuel

         Systems Contract and the duly executed Honeywell Airline Systems Contract, in each case in form and substance satisfactory to the Agent. The Agent shall have received evidence satisfactory to it that all conditions to the effectiveness of each such Contract shall have been satisfied on or prior to the Second Amendment Effective Date.

                  (d) The Borrower shall have delivered to the Agent a Compliance Certificate in the form of Exhibit I attached hereto for the Reference Period ended March 31, 2001 demonstrating compliance with the covenants contained in Section 11 of the Credit Agreement, as amended by this Amendment.

                  (e) The Borrower shall have paid all fees in such amounts and at such times as provided therefor in the Fee Letter.

                  (f) The Agent shall have received a copy of each Assignment and Acceptance (if any) executed in connection with this Amendment, each of which shall have been duly executed by the assigning Bank, the assignee and consented to by the Borrower.

                  (g) The Agent shall have received an opinion of counsel to the Borrowers and the Guarantors addressed to the Banks and the Agent in form and substance reasonably satisfactory to the Agent.

                  (h) The Agent shall have received all such UCC-1 financing statements, UCC-3 amendments and other instruments and agreements as the Agent may request in order to confirm that the Security Documents shall continue to be effective to create in favor of the Agent a legal, valid and enforceable first priority security interest and lien upon the Collateral other than the Mortgaged Property. The Borrower shall have paid all recording fees, taxes and other charges in connection with all such instruments and agreements.

         SECTION 6. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 7. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW).

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

               Borrower:     AVIALL, INC.


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:


               Guarantors:   AVIALL SERVICES, INC.




                             By:
                                 -----------------------------------------------
                                    Name:
                                    Title:

                             AVIALL PRODUCT REPAIR
                             SERVICES, INC.



                             By:
                                 -----------------------------------------------
                                    Name:
                                    Title:

                             INVENTORY LOCATOR SERVICE, LLC
                             (SUCCESSOR BY MERGER TO INVENTORY LOCATOR SERVICE, INC.)



                             By:
                                 -----------------------------------------------
                                    Name:
                                    Title:

                  Agent and Banks:   FLEET NATIONAL BANK
                                     (f/k/a BankBoston, N.A.),
                                     individually, as Administrative Agent
                                     and as Issuing Bank


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     BANK OF AMERICA, N.A., individually and
                                     as Documentation Agent


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     NATIONAL BANK OF CANADA



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     BANK OF SCOTLAND



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     COMERICA BANK



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     COMPASS BANK



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     FIRSTAR BANK (f/k/a)
                                     MERCANTILE BANK
                                       NATIONAL ASSOCIATION



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     NATIONAL CITY BANK



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     SANWA BANK CALIFORNIA



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     TRANSAMERICA BUSINESS
                                       CAPITAL CORPORATION



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     ALLFIRST BANK



                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title: